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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2006

                                NCO Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

    Pennsylvania                       0-21639                  23-2858652
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(State or other jurisdiction         (Commission             (IRS Employer
  of incorporation)                 File Number)          Identification No.)

507 Prudential Road, Horsham, Pennsylvania                           19044
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (215) 441-3000
                                                   --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01. OTHER EVENTS.

On July 24, 2006, the Company issued a press release announcing the execution of a definitive merger agreement to be acquired by One Equity Partners and Michael
J. Barrist, Chairman, President and Chief Executive Officer of the Company, which press release is filed as exhibit 99.1 hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

NO.        DESCRIPTION
--------   -----------

99.1       Press Release dated July 24, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NCO GROUP, INC.

Date: July 24, 2006                       By:    /s/ John R. Schwab
                                                -------------------------------
                                          Name:  John R. Schwab
                                          Title: Executive Vice President,
                                                 Finance and Chief Financial
                                                 Officer


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                                  EXHIBIT INDEX


NO.     DESCRIPTION
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99.1    Press Release dated July 24, 2006.